Exhibit 99.3



                                           COMMONWEALTH OF MASSACHUSETTS
                                    OFFICE OF THE SECRETARY OF THE COMMONWEALTH
                                                SECURITIES DIVISION
                                          ONE ASHBURTON PLACE, 17TH FLOOR
                                            BOSTON, MASSACHUSETTS 02108

__________________________________________
IN THE MATTER OF:                         )
                                          )
PUTNAM INVESTMENT MANAGEMENT, INC         )
PUTNAM INVESTMENT MANAGEMENT, LLC         )
OMID KAMSHAD                              )        DOCKET NO. E-2003-061
JUSTIN M. SCOTT                           )
                                          )
                  RESPONDENTS.            )
__________________________________________)

                                             ADMINISTRATIVE COMPLAINT

                                             I. PRELIMINARY STATEMENT
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         The Enforcement Section of the Massachusetts Securities Division of the Office of the Secretary
of the Commonwealth (respectively, "Enforcement Section" and "Division") files this administrative complaint
("Complaint") in order to commence an adjudicatory proceeding against Respondents Putnam Investment
Management, Inc., Putnam Investment Management, LLC, ("Putnam"), Omid Kamshad ("Kamshad") and Justin M. Scott
("Scott") for violating the anti-fraud provisions of the Massachusetts Uniform Securities Act, M.G.L. c. 110A
("Act") and 950 C.M.R. 10.00 et seq. ("Regulations").

         The Enforcement Section seeks an Order of the Division for Respondents to permanently cease and desist from violations of the Act, disgorge illegal profits back to fund shareholders and pay an administrative fine in an amount and upon such terms and conditions as the Director or Hearing Officer may determine. In addition, the Enforcement Section requests that the Director or Hearing Officer take any other appropriate actions which may be in the public interest and necessary for the protection of Massachusetts investors.
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                                                    II. SUMMARY

         Mutual funds are traditionally designed to be long-term investments for buy and hold investors and are therefore favored investment vehicles for Americans' retirement plans. Certain investors, however, have attempted to use mutual funds to generate quick profits by rapidly trading in and out of certain mutual funds. Typically, these so called "market timers" seek to capitalize on stale fund prices, often focusing on price discrepancies involving international funds. Market timers take advantage of price inequities, but do so at the expense and to the detriment of long-term shareholders.

         Although market timing itself is not illegal for the investors, mutual fund advisers have a fiduciary duty to treat all shareholders equitably. This obligation would preclude granting one group of shareholders
(i.e., market timers) privileges and rights not granted to all shareholders (i.e., long-term investors). In addition, when a fund's prospectus disclosure indicates that the fund management will act to limit market timing, it cannot knowingly permit such activities.

         Respondent Putnam is an investment adviser that offers and sells proprietary mutual funds to institutions and individuals. Putnam further acts as the administrator for defined contribution/401K plans ("DC/401K plans"), offering plan participants a choice of Putnam mutual funds in which to invest their retirement savings. In return for providing these services, Putnam receives a management fee and its funds benefit from the influx of large amounts of plan assets.

         One retirement plan administered by Putnam is the Boilermakers Local Lodge No. 5 of New York. Despite
prospectus disclosures that indicated market timing would not be tolerated, from at least January 2000 to
September 2003 plan participants were permitted to market time Putnam international and other mutual funds.

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         By market timing, at least 28 Boilermaker plan participants made anywhere from 150-500 trades over a three year period. At least one individual made a million dollars in a retirement account over a three year period by market timing the Putnam International Voyager Fund ("Voyager Fund"). During that time same period, the total trading volume in and out of the Voyager Fund amounted to approximately half a billion dollars. Each individual profited from over $100,000 to over 1 million in the three year period. One Putnam employee stated
that the trading activity of the Boilermakers was so prolific that 3 to 4 p.m. was known as "boilermaker hour"
within Putnam's Norwood, Massachusetts office.

         The mutual fund prospectus for the Voyager Fund and other Putnam mutual funds created the misleading impression that Putnam would not tolerate excessive exchange activity or market timing. As recognized in the prospectus, this market timing policy was to protect long-term investors from the negative effects of excessive trading, including but not limited to: dilution of share value, negative tax consequences, increased transaction costs, and loss of fund investment opportunities. Unbeknownst to long-term shareholders, Putnam allowed certain mutual fund shareholders, such as the Boilermakers, to engage in market timing activity in direct contradiction to the prospectus disclosure.

         As further indicated by the Voyager prospectus, Putnam fund management has the authority to reject market timing trades. For the sake of retaining plan assets invested in Putnam mutual funds and in order to secure future business, Putnam failed to reject short-term trades and permitted certain shareholders, such as the
Boilermakers, to market time their international mutual funds. By permitting market timing activity by certain plan participants, Putnam effectively allowed these customers to capture a portion of the fund's gains from the long-term shareholders within the fund.

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         Not only did Putnam permit certain plan participants to market time in their international funds, but even more egregious - allowed the fund's own managers to market time Putnam funds. At least six Putnam fund managers engaged in market timing, four of whom were timing in international funds they actually oversaw as part of a team of investment managers.

         Since 1998, Putnam knew that at least two employees, specifically, Omid Kamshad ("Kamshad") and Justin
M. Scott ("Scott") had been market timing Putnam funds for which they acted as fund managers. These funds included: Putnam's Voyager Fund, Europe Growth Fund,
International Growth Fund, and Global Equity Fund and other Putnam mutual funds. Despite knowledge of this activity, for two years Respondent turned a blind eye and failed to take any remedial action. In early 2000, Respondent merely cautioned two fund managers about moving fund balances and discouraged future market timing. Remarkably, the fund managers were allowed to retain personal profits already gained and were permitted to continue to manage the funds.
         Not surprisingly, Putnam's ineffectual warnings were no more than an internal slap on the wrist and did nothing to deter market timing activity by its employees. Both Kamshad and Scott continued to market time Putnam funds. For example, trading records after the warning
memo was disseminated continue to show single transactions above $100,000 and more than four round trips within a year - both of which would have triggered Putnam's own market timing reports and should have warranted additional inquiry by Putnam into their trading activities. Yet again, for three years Putnam overlooked market timing activity by its own fund managers and took no action until late 2003, ironically following state and federal regulatory inquiries.

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         Market timing activity by fund managers amounts to a blatant violation of the manager's fiduciary duty to protect the interests of all of the fund's shareholders. Moreover, the fund manager's market timing activity is a flagrant violation of the fund's prospectus disclosure, which states that Putnam management will police and prevent rapid short term trading. Such trading activity and practices is tantamount to fraud under the Act.

         This is an enforcement action arising from the violation of state securities laws by Respondents.
Respondents Kamshad and Scott have unlawfully committed fraud in the Commonwealth by breaching their fiduciary duty to mutual fund shareholders by making market timing and short-term trades for personal gain in the Putnam mutual funds that they managed.

         Putnam has unlawfully committed fraud in the Commonwealth by: 1) failing to provide adequate disclosure in its prospectus regarding market timing by certain DC/401K plan participants; 2) failing to halt market timing activity by one group of Putnam shareholders, which was financially harmful to Putnam's long-term shareholders; 3) permitting portfolio fund managers to engage in market timing and short-term trading activity in the Putnam funds they managed and for which they were in possession of material non-public information; 4) failing to take meaningful action to halt the fund managers' unethical activity, and 5) failing to disclose the fund managers' unethical and economically harmful activity.

                                          III. JURISDICTION AND AUTHORITY

1.       The Massachusetts Securities Division is a division of the Office of the Secretary of the
Commonwealth with jurisdiction over matters relating to securities, as provided for by the Act.
The Act authorizes the Division to regulate: 1) the offers and/or sales of securities; 2) the registration or exemption from registration of those securities; and 3) those individuals and business entities offering and/or selling securities.

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2.       This proceeding is brought in accordance with sections 101, 102 and 407A of the Act and its Regulations. Specifically, the acts and practices constituting violations occurred primarily within the Commonwealth of Massachusetts. Putnam is an investment adviser registered with the Securities and Exchange Commission ("SEC") and a notice filer with the Commonwealth of
Massachusetts. Putnam is a Massachusetts corporation with a primary place of business in the
Commonwealth.

3.       The Division brings this action pursuant to the enforcement authority conferred upon it by section 407A of the Act and M.G.L. c. 30A, wherein the Division has the authority to conduct an adjudicatory proceeding to enforce the provisions of the Act and all Regulations and rules promulgated thereunder.

4.       The Division specifically reserves the right to amend this Complaint and/or bring additional administrative complaints to reflect information developed during the current and ongoing investigation.

                                                  IV. RESPONDENTS

5.       Respondent Putnam is a Massachusetts corporation with Massachusetts offices located in Andover, Boston, Franklin, and Norwood. Putnam is an investment adviser with IARD numbers of 106629 and 106631, a broker-dealer and a transfer agent. Putnam is an investment advisor firm that is registered with the SEC and notice filed with the Division. Putnam's individual mutual funds are registered investment companies with the SEC and notice filed with the
Division.

6.       Respondent Kamshad is an employee and associated person of Putnam. Kamshad is the
Chief Investment Officer and Managing Director of International Core Equities. Kamshad has

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been the portfolio manager of Putnam's International Voyager Fund, Europe Equity Fund, and
International Growth Fund.

7.       Respondent Scott is an employee and associated person of Putnam. Scott is the Chief
Investment Officer and Managing Director of International Core Equities. Scott has been the portfolio manager of Putnam's International Voyager Fund, Global Equity Fund, and
International Growth Fund.

                                                   V. BACKGROUND

A.       Market Timing
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8.       Market timing and short-term trading is an investment technique, whereby funds are moved from one set of assets to another to avoid market losses and to capitalize on market gains.

9.       Market timing is particularly effective in situations where the price of a particular asset can be predicted. Because of the time zone difference, one situation where the price can be predicted with reasonable success is in international mutual funds.

10.      Mutual fund Net Asset Values ("NAVs") are priced daily at 4:00 p.m. EST. However international markets may close earlier than 4:00 p.m. EST. Mutual funds generally price their
NAVs on the closing market prices, wherever that market is. Sometimes, this results in old or
"stale" NAVs for international mutual funds because the NAV prices do not necessarily reflect the fair value of such securities as of the time the NAV is calculated.

11.      International funds are often the target of investors who use rapid trading to exploit the inefficiencies in the NAV pricing of foreign securities held in U.S. mutual funds. These inefficiencies arise because mutual funds calculate their share prices at 4 p.m. EST based on the value of their holdings. But the prices of foreign securities can be hours old and market timers seek to take advantage of this inequity.

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12.      Taking advantage of NAV price inequities by frequent short-term trading in mutual funds is also referred to as "NAV arbitrage."

13.      An example of this type of trading is if international markets rose on good news, market timers would purchase mutual fund shares in anticipation of an increase in the NAV calculated on the following day thereby making a gain. By the same token, if international markets fell on bad news, market timers would redeem mutual fund shares in anticipation of a decrease in the
NAV calculated on the following day thereby avoiding the loss.

B.       Effect of Market Timing and Short-Term Trading on Mutual Fund Shareholders
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14.      The gains that market timers make do not come without a price. In a study of international mutual funds, researchers found that "the dilution impact has brought about a net wealth transfer from passive shareholders to active traders in international funds in excess of
$420 million over a 26-month period." (Jason T. Greene and Charles W. Hodges, The Dilution
Impact of Daily Fund Flows on Open-End Mutual Funds, J. Fin. Econ. (2001) p. 20) Other
researchers have found that "NAV arbitrage is a widespread problem and the resulting dilution of long-term shareholders has roughly doubled since 1998-99 to over $4 billion per year." (Eric
Zitzewitz, Who Cares About Shareholders? Arbitrage-Proofing Mutual Funds, Research Paper
No. 1749 (Oct. 2002) p. 35)

15.      In addition, market timing activity and short-term trading impose "other direct and indirect costs of the mutual fund, such as processing fees, increased cash holdings, and transaction costs." (Greene & Hodges, p. 2 summarizing findings of Edelen (1999))

16.      In short, market timing activities and short-term trading have an economically significant impact on long-term shareholders' ultimate returns.

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C.       Initiation of Formal Investigation
         ----------------------------------

17.      On September 11, 2003, the Division received information from a Putnam registered agent alleging that individual DC/401K plan participants were moving money excessively between the Putnam International Voyager Fund and the Putnam Stable Value Fund; that Putnam knew of the activity; and had failed to take any action to stop it.

18.      The Putnam registered agent further indicated that trades were routinely placed by
Boilermaker plan participants on a daily basis between 3 and 4 pm. In fact this activity was so prolific, that the last hour of the trading day became known internally as "boilermaker hour" at
Putnam's Norwood office.

19.      He further alleged that he and other Putnam registered agents repeatedly informed their superiors of the excessive exchange activity, only to be told that this was something for senior management to address.

20.      Based on this initial information and additional evidence obtained by the Division regarding Putnam's mutual fund practices, on September 11, 2003 the Division forwarded
Putnam a subpoena duces tecum for records and authorized a formal investigation into Putnam to determine whether certain business practices had violated provisions of the Act.

                                               VII. FINDINGS OF FACT

                                             DC/401K PLAN PARTICIPANTS

A.       Putnam Allowed a Practice that Directly Contradicted Prospectus Disclosure
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21.      Putnam is required to provide all prospective mutual fund customers with a copy of the mutual fund prospectus.

22.      Such prospectus must contain all information that a prospective investor would find relevant in making an educated decision to purchase shares of the mutual fund.

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23.      Since at least January 2000, Putnam's prospectus for the Putnam International Voyager
Fund now known as Putnam International Capital Opportunities Fund ("Voyager fund") has contained the following language regarding exchanges of mutual fund shares:

         The exchange privilege is not intended as a vehicle for short-term trading.
         Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interest of the fund, the fund imposes a redemption fee of 1.00% of the total exchange amount (calculated at market value) on exchanges of shares held less than 90 days. The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number or exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders who exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

24.      The language in this section implies that the redemption fee is meant to limit market timing activity and apply universally to all shareholders. However, in a separate section of the prospectus, management has chosen not to impose this redemption fee for
"certain omnibus accounts, including 401(k) plans,..." (See Exhibit 1, Voyager prospectus, p. 15)

25.      Since Putnam management carved out an exception for DC/401K plans and chose not to impose a monetary deterrent to discourage market timing activity in such plans, Putnam has a heightened burden to monitor and stop this activity in DC/401K plans so as not to render meaningless the prospectus disclosure.

26.      The language of the prospectus indicates Putnam will actively monitor that excessive market timing and short-term trading because of the recognized harm that this type of trading activity has on the performance of the fund. Furthermore, the prospectus language indicates that any market timing activity or short-term trading will be stopped.

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27.      Putnam's prospectuses do not indicate that certain mutual fund customers would be allowed to engage in market timing activity or short-term trading.

28.      However, certain Putnam customers were allowed to do just that.

B.       Putnam's Market Timing Policies
         -------------------------------

         1.        Awareness of the Detrimental Effects of Market Timing and Short-term Trading

29.      Putnam is aware of the damage that market timers and short-term traders have on the performance and value of its mutual funds. In 1981, Putnam requested a No-Action Letter from the SEC regarding two of their international funds. The resulting response clarified when investment companies should utilize "fair value pricing" to compute the current NAV of portfolio securities traded on foreign exchanges. Putnam knew of abuses caused by the use of stale NAVs and requested the letter specifically to deter speculators, market timers and arbitrageurs from diluting mutual funds to the detriment of long-term shareholders.

30.      Putnam has also recognized the additional costs that market timing and short-term trading activity places on mutual funds. In fact, Putnam outlined some of the some costs of market timing/short-term trading on long-term investors in their Market Timing Department Functional
Narrative March 2003:

         a. Increases transaction costs associated with high levels of trading.
         b. May generate unwanted taxable capital gains distributions if fund managers are forced to liquidate holdings to meet redemption needs.
         c. May force fund managers to maintain higher cash positions.
         d. May disrupt stated portfolio management strategies.
         e. May take profits at the expense of long-term investors.

         (See Exhibit 2)

         2.       Formation of the Market Timing Department

31.      In 1996, in response to increasing damage to the performance and value of its mutual funds by speculators, market timers and arbitrageurs, Putnam formed the Market Timing

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Department ("MTD"). The purpose of the MTD was to "review available data to determine if specific trading patterns fall within the parameters of the definition of 'abusive or excessive'"
and to communicate with the offenders "with regard to market timing issues." (See Exhibit 2)

32.      Putnam's policy as they state in numerous e-mails and internal memoranda is that they do not tolerate market timing and short-term trading in their mutual funds. According to their records, the MTD attempts to stop most shareholders and brokers from market timing or making short-term trades. (See Exhibit 3, e-mail from Mitchell Fishman to John Morey on Sept. 27,
2000 and e-mail from Mitchell Fishman to Ernie@verasfunds.com dated July 3, 2003)

33.      Yet from its inception, the MTD had specific policies and procedures that intentionally excluded taking action in certain areas including the DC/401K plans.

34.      Putnam's internal guidelines set forth the following activity reports that are investigated by the MTD:

         a.       100K Report (Any single exchange over $100,000)
         b.       Purchases over $250,000
         c.       Redemptions over $250,000
         d.       In a 6 month period 4 exchanges of $75,000 or more within a single account.
         e.       Any exchange involving 1% of the assets of the fund moved in an out within 10 days
         f.       Assessment of Short-term Trading Fees
         g.       Share Proof Report
         h.       Putnam/Fund Report
         i.       Distributor by Fund Report

         (See On the Record Interview of John Cashman, 8-12 (Oct. 10, 2003))

35.      It is important to note that Putnam did not give the MTD the ability to see participant trading history in DC/401K plans until March 2003.

         3. Putnam's Failure to Halt Market Timing Activity in DC/401K Plans

36.      The purpose of the MTD was to monitor and enforce the policy against market timing and short-term trading set forth in the prospectus. In actuality, the activity of the MTD failed to

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give meaning to the prospectus disclosure because the policy was not uniformly applied. This resulted in certain customers having the ability to market time and make short-term trades without censure or limitation.

37.      Certain MTD practices automatically ensured that market timing monitoring and controls bypassed certain areas. One of those areas was the activity of the participants within the full service DC/401K plans.

38.      Until March 2003, the MTD did not have the capability to review participant transaction history and information. Only the plan Relationship Manager ("RM") and other DC plan servicing employees were able to view that information. The MTD only became aware of marketing timing activity within the DC plan if the plan's overall activity triggered one of the general mutual fund flow reports.

39.      Putnam's practice with regard to any market timing activity triggered by the DC plans was to send the information to Putnam Retail Management ("PRM") and to the Relationship
Manager for the plan. The MTD's practice did not include following up on any referrals made from the MTD regarding the DC plans. (See Cashman Tr. at pp. 100-02)

40.      This procedure was not formalized until the MTD internally published the Market Timing
Department Functional Narrative March 2003 that stated, "the role of this department with respect to potential market timing within 401K Plans is basically one of advice. If, based upon a review of the Plan accounts . . . there appears to be market timing within a Plan, we advise
Putnam Retail Management of the issue and provide a brief summary of the suspect activity."

41.      Prior to this internal guideline, the MTD operational documents did not set forth any procedures regarding market timing in the DC/401K area.

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42.      Furthermore, if the RM "agrees that market timing within the Plan appears to be taking place, the DC Contact (depending upon Plan Type) is contacted via e-mail by this department
(with PRM copied), provided with the details of the suspect activity, and asked to identify, and follow-up as necessary, those participants that are market timing." Finally, the MTD guidelines state emphatically, "[communications regarding any of these issues with the Plan Sponsor are handled by DC and NOT by this department" (emphasis included in the original).

43.      Although the MTD can now monitor activity at the participant level for the DC plans, the process remains the same - the participant activity is referred to the PRM and the plan RM for follow-up.

44.      However, PRM's have no incentive to report or take action against market timing participants. Their focus is on maintaining good terms with the plan administrators and retaining the million of dollars of plan assets at Putnam.

45.      Ultimately, the MTD procedures allowed the department to pass on any trading or timing concerns regarding plan participants to the PRM without follow up or corrective action and thus enabled these plan participants to engage in market timing and short-term trading for years.

C.       Inequitable Treatment of Mutual Fund Shareholders
         -------------------------------------------------

         1.       Boilermakers Local Lodge No. 5 ("Boilermakers)

46.      Boilermakers have been a client of Putnam since 1991. Boilermakers is a union, subject to the Taft-Hartley Act and therefore the plan is known as a "Taft-Hartley Plan".

47.      In response to internal concerns, Putnam reviewed trading activity of the Voyager Fund in March 2000. Boilermakers was identified as one of the market timing accounts. (See Exhibit
4, two e-mails from Mitchell Fishman to Justin Scott dated Mar. 31, 2000 and April 11, 2000)

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48.      Since at least December 2002, Putnam has known about significant market timing activity in the Boilermakers plan. An e-mail regarding the market timing activity states, "The population is now 28 people out of a total plan of 944. This represents 2.9% of the total participants with a balance but represents 20% of the assets. Now this population represents
99% of the exchanges in International Voyager, 99% of the International Growth Exchanges, and
98% of the money market exchanges." (See Exhibit 5, e-mail from Kevin Conboy to Patrick
White dated Dec. 6, 2002)

49.      As evidenced by the additional e-mails, the volume of exchanges and amount of funds were material and would have certainly triggered one or more of the daily reports reviewed by the Putnam's MTD. Even though Putnam had identified specific plan participants who were market timing, they failed to take any meaningful steps to restrict and/or eliminate this short-term trading activity. (See Exhibit 6, showing trading activity by 10 Boilermakers plan participants from 2000 to 2003)

50.      Since at least January 2000 until September 2003, participants in the Boilermakers plan have been trading excessively in their accounts through Putnam.

51.      Since at least September 2001, Putnam Dedicated Services Representatives knew of this activity because of the number of telephone calls received from participants in the Boilermakers plan. In fact, they referred to the hour between 3 and 4 p.m. as "Boilermaker Hour."

52.      Certain Dedicated Services Representatives brought this activity to the attention of
PRM, however, they were told that any action was the responsibility of Putnam Management and they should not concern themselves with the market timing activity of Boilermakers.

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53.      In spring of 2002, Putnam Management told other Services Representatives to track the activity of the Boilermakers, but the representatives never received any feedback from management and the market timing activity continued unabated.

54.      It took three years before the Putnam Market Timing Report listed for first time that
"Boilermakers Local #5" was a market timing DC plan, in January 2003. (See Exhibit 7)

55.      On September 11, 2003, the Division sent its first subpoena regarding market timing and mutual fund practices to the Putnam.

56.      Shortly thereafter, Putnam finally took action by restricting the ability of Boilermaker plan participants to make transfers into the Voyager fund.

         2.       Joint International Board of Electrical Workers ("JIBEW")

57.      JIBEW has been a Putnam client since October 1998. Similar to the Boilermakers,
JIBEW is also a Taft-Hartley Plan.

58.      In early 2000, Putnam Dedicated Services Representatives at the Norwood office became aware of excessive market timing and short-term trading activity from the JIBEW plan participants. Based on NASDAQ activity, the participants were making frequent trades between the Putnam New Opportunity Fund or Putnam OTC Emerging Growth Fund into the Putnam
Stable Value Fund.

59.      Unfortunately for the JIBEW plan participants, this market timing strategy stopped being successful in 2001 when the NASDAQ declined significantly.

60.      Eventually, most of the JIBEW plan participants lost so much money that they stopped market timing the funds.

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61.      Despite also having knowledge of the JIBEW market timing activity, at no time did
Putnam inform the plan or restrict the excessive short-term trading activity of the JIBEW plan participants.

D.       Plan Rules Trump Prospectus Disclosure
         --------------------------------------

62.      Several individuals from Putnam have asserted that the DC/401K participant plan rules, rather than the prospectus, were the controlling documents in determining how often a participant could make trades and that Putnam's hands were tied, as it were, from imposing trading restrictions on the plan participants. (See On the Record Interview of Leenie Rodriguez
17-18 (Oct. 17, 2003); see also On the Record Interview of Gregory Samos 49-53 (Oct. 22,
2003))

63.      When placing participant trade orders, Putnam Services Representatives always followed plan rules and restrictions, not prospectus mandates. (See Rodriguez Tr. at pp. 17-18; see also
Samos Tr. at pp. 49-53)

64.      Not only is this in direct contradiction to the action that Putnam took with regard to at least one other plan, where Putnam wanted to stop market timing activity, under both federal and state securities laws no ancillary document can supercede prospectus restrictions concerning market timing activity.

65.      Specifically, when Putnam approached the New York State Deferred Compensation Plan
Board about imposing market timing restrictions in early 2000, the Board's counsel reminded
Putnam that the firm had originally contracted with the Board that plan participants would be able to trade on a daily basis. (See Exhibit 8)

66.      Putnam entered into a contract with a plan sponsor that allowed unrestricted trading in direct contradiction of the policies and procedures stated in the prospectus.

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E.       Financial Incentives to Allow Market Timing
         -------------------------------------------

67.      Putnam did not restrict the market timing or short-term trading activities of the plan participants in the two Taft-Hartley Plans because Putnam was aggressively seeking to expand their DC/401K plan business and retain their current plans in a competitive market.

68.      According to a Putnam employee, "the Boilermakers can call in whenever they want.
They trade whenever they want and they can call in at quarter to four in the afternoon, put through a trade, and keep doing it day after day to be able to capitalize on their gains in the international funds." (See Samos Tr. at 36)

69.      Putnam further permitted the participants in the Boilermakers plan to make unlimited and frequent trades between the Voyager fund and the Stable Value fund from at least 2000 because they wanted to secure the business from the Boilermakers International plan.

70.      In an e-mail dated March 17, 2003 from Robert Gowdy, he states, "This client
(Boilermakers) was instrumental in Putnam securing the $100MM INE mandate from the
Boilermakers International last year." (See Exhibit 9)

                                                   FUND MANAGERS

F.       Market Timing and Short-Term Trading by Fund Managers
         -----------------------------------------------------

71.      At least six Putnam employees who held decision-making authority at some time within
Putnam's funds were allowed to engage in market timing or short-term trading. At least four of the employees were portfolio managers, and at least two of those four were market timing funds they managed or jointly managed.

72.      Kamshad has been a Putnam employee since 1996. During that time, he has held the titles of Chief Investment Officer, and Managing Director of International Core Equities. He has
also managed or helped to manage Putnam's funds, including: International Voyager, Europe

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Growth and International Growth. Additionally, Kamshad heads the team that manages
International Core Equity portfolios.

73.      Scott has been a Putnam employee since 1988. During that time, he has held the titles of
Chief Investment Officer and Managing Director of Core Equities. He has also managed or helped to manage Putnam's funds, including: International Growth, International Voyager and
Global Equity. Additionally, Scott is a member of Putnam's Management Executive and Capital
Markets Committees.

74.      Since at least January 2000,(1) these two Putnam portfolio managers have been market timing and short-term trading in the Putnam funds that they managed.

75.      Summaries of trading records attached herewith as Exhibits 10 and 11, show numerous market timing and short-term trades made by both Kamshad and Scott in 11 personal accounts.
These records also show that both fund managers traded in funds that they managed or jointly managed.

76.      Putnam knew about market timing and short-term trading activity by its employees because the activity would have been flagged in at least two MTD daily reports, the 100K report and the 4 round trips in a rolling 6 month period report. (See Exhibits 10 and 11)

77.      On January 25, 2000, Richard B. Tibbets, a member of the Human Resources
Department, had a conversation with Kamshad regarding large and frequent movement of funds within Kamshad's personal accounts in and out of the Worldwide Equity Portfolio.

78.      A document memorializing this conversation was placed in Kamshad's personnel file on
February 18, 2000. Scott was copied on the memo. (See Exhibit 12)


____________________________
(1)The Division has requested trading records from the Putnam for both Kamshad and Scott from January 1998 through January 2000. On information and belief, the trading activity from 1998-2000 will show a clear pattern of market timing and may in fact be more egregious than the trading activity from 2000 through the present.

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79.      In May 2002, Putnam amended its Code of Ethics to include an express prohibition on market timing strategies as inconsistent with Putnam's belief in investing over long-term.

80.      Although Kamshad was warned about the market timing and short-term trading activity and Scott certainly knew from reading the Kamshad memorandum that this type of activity was prohibited, neither individual stopped the activity until almost the end of 2000. Furthermore, transactions which would have triggered market timing reports continued to be made until 2003.
(See Exhibits 10 and 11)

81.      Clearly Putnam's warning in February 2000 to the fund managers was ineffective. Both fund managers were allowed to keep any profits that they had made, continue to act as fund managers and no further sanctions were applied.

G.       Breach of Fiduciary Duty
         ------------------------

82.      As a registered investment adviser, Putnam has a legal fiduciary duty to act in the best interests of its shareholders at all times and to place their clients interests above all others.

83.      Putnam has a fiduciary duty to the shareholders of all of its funds to see to it that its funds were managed in the best interests of its shareholders. Allowing fund managers to impose unnecessary transaction costs on the fund and affect the performance and value of their mutual funds violated that duty.

84.      Furthermore, Putnam had a duty to see to it that employees with material non-public information did not trade on that information to the detriment of long-term mutual fund shareholders.

85.      Due to the unique nature of their position, fund managers have an obligation to adhere to high standards of ethical conduct.

86.      Fund managers have access to material non-public information not publicly available. As a result, Putnam has a greater burden to ensure that fund managers, as well as other high level employees, do not use or trade on this information for their personal gain.

87.      Shareholders uniquely entrust the fund manager, as an associated person of the Putnam firm, with their life savings and reasonably expect that the fund manager will take no action which is against their interests.

88.      Kamshad's and Scott's trading records show scores of trades in the funds that they managed. (See Exhibits 10 and 11)

89.      Putnam not only permitted this activity by their own fund managers, but failed to address the seriousness of the matter by allowing these fund managers to continue to act as fiduciaries for Putnam shareholders.

90.      Once Putnam discovered the breach of fiduciary duty by its employees, Putnam had an obligation to eliminate the market timing activity by those employees and notify all affected shareholders.

91.      In light of the magnitude of this breach and the far-reaching economic harm to its shareholders, Putnam had an obligation to do everything in its power to stop this activity.
Putnam's failure to do so is an egregious violation of its fiduciary duty to its shareholders and resulted in a fraud or deceit perpetrated on the shareholders.

92.      Moreover, Putnam's failure to disclose this material information in the prospectus resulted in fraud in the offering document under the Act.

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                                                    VII. COUNTS

A.       Violations of 101

93.      The Division herein re-alleges and restates the allegations and facts set forth in paragraphs 1 through 92 above.

94.      Section 101 of the Act states:

         It is unlawful for any person, in connection with the offer, sale or purchase of any security, directly or indirectly

                 (1) to employ an device, scheme, or artifice to defraud,

                 (2) to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading, or

                 (3) to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

95.      Putnam's conduct violated section 101 of the Act because it omitted to disclose material information within the mutual fund prospectuses.

96.      Putnam's conduct violated section 101 of the Act because its practices were in direct contradiction to the policy disclosed in the mutual fund prospectuses.

97.      Putnam's conduct violated section 101 of the Act because the firm 1) permitted certain shareholders to engage in activity that violated the policy disclosed in the prospectus; 2) violated other shareholder's expectation as to how that policy would be applied; and 3) caused harm to the performance and value of its funds and to the ultimate return of long-term shareholders.

98.      Putnam's conduct violated section 101 of the Act because the firm permitted fund managers to engage in activity that violated the policy against market timing and short-term trading disclosed in the prospectus.

99.      Putnam's conduct violated section 101 of the Act because the firm permitted its fund managers to market time and short-term trade their funds while in possession of material nonpublic information.

100.     Putnam's conduct violated section 101 of the Act because the firm breached its fiduciary duty to their shareholders.

B.       Violations of 102

101.     The Division herein re-alleges and restates the allegations and facts set forth in paragraphs 1 through 100 above.

102.     Section 102 of the Act states:
         It is unlawful for any person who receives any consideration from another person primarily for advising the other person as to the value of their securities or their purchase or sale, whether through the issuance of analyses or reports or otherwise

                 (1) to employ any device, scheme, or artifice to defraud the other person,
                 or

                 (2) to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the other person.

103.     Respondents' conduct violated section 102 of the Act because all Respondents violated their fiduciary duty to Putnam's mutual fund shareholders.

                                                IX. PUBLIC INTEREST

For any and all of the reasons set forth above, it is in the public interest and will protect
Massachusetts investors to:

         1.       Order Respondents to permanently cease and desist from violations of the Act;
         2.       Order Respondents to disgorge illegal profits back to the fund shareholders;
         3.       Order Respondents to pay an administrative fine in an amount and upon such terms and conditions as the Director or Hearing Officer may determine; and

         4.       To take such other actions which may be in the public interest and necessary and appropriate for the protection of Massachusetts investors.

                                                X. RELIEF REQUESTED

WHEREFORE, the Enforcement Section of the Division requests that the Director or Hearing
Officer take the following actions:

         A.       Find as fact the allegations set forth in paragraphs 1 through 103, inclusive, of the
                  Complaint;
         B.       Find that all of the sanctions and remedies detailed herein are in the public interest and necessary for the protection of Massachusetts investors;
         C.       Enter a permanent order against Respondents ordering them to cease and desist from further violations of the Act;
         D.       Order Respondents to disgorge illegal profits back to the fund shareholders;
         E.       Order Respondents to pay an administrative fine in an amount and upon such terms and conditions as the Director or Hearing Officer may determine; and
         F.       Take such other actions which may be in the public interest and necessary and appropriate for the protection of Massachusetts investors as provided by M.G.L.
                  c. 110A 407A.

                                                              ENFORCEMENT SECTION
                                                              MASSACHUSETTS SECURITIES DIVISION



                                                              /s/ Bryan J. Lantagne
                                                              ______________________________________
                                                              Bryan J. Lantagne
                                                              Chief of Enforcement



                                                              /s/ Kimiko K. Butcher
                                                              ______________________________________
                                                              Kimiko K. Butcher
                                                              Enforcement Section



                                                              /s/ Gina M. Gombar
                                                              ______________________________________
                                                              Gina M. Gombar
                                                              Enforcement Section

                                                              Massachusetts Securities Division
                                                              One Ashburton Place, 17th Floor
                                                              Boston, Massachusetts 02108
                                                              617-727-3548



Dated: October 28, 2003.

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